UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : September 25, 2003

     MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2003, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2003-BC1)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-103927-02              13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)




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Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2003 among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LLP, as servicer, and JPMorgan Chase Bank, as trustee.

    On September 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 2003 is filed as
               Exhibit 99.1 hereto.

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MERRILL LYNCH MORTGAGE  INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-BC1
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: October 3, 2003             By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2003

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                                  Exhibit 99.1


             Monthly Certificateholder Statement on September 25, 2003

                                       -5-



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

                 Specialty Underwirting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2003-BC1
                                Statement to Certificate Holders
                                      September 25, 2003

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A        204,350,000.00  187,244,006.95    3,460,010.80      233,108.94    3,693,119.74      0.00      0.00      183,783,996.15
M1        15,860,000.00   15,860,000.00            0.00       26,008.75       26,008.75      0.00      0.00       15,860,000.00
M2        12,810,000.00   12,810,000.00            0.00       31,455.61       31,455.61      0.00      0.00       12,810,000.00
B1         7,320,000.00    7,320,000.00            0.00       21,117.06       21,117.06      0.00      0.00        7,320,000.00
B2         3,660,000.00    3,660,000.00            0.00       10,558.53       10,558.53      0.00      0.00        3,660,000.00
R                100.00            0.00            0.00            0.00            0.00      0.00      0.00                0.00
P                  0.00            0.00            0.00       86,850.06       86,850.06      0.00      0.00                0.00
C                  0.00            0.00            0.00    1,019,513.36    1,019,513.36      0.00      0.00                0.00
TOTALS   244,000,100.00  226,894,006.95    3,460,010.80    1,428,612.31    4,888,623.11      0.00      0.00      223,433,996.15

S        244,000,100.00  226,894,006.95            0.00       38,961.53       38,961.53         0.00      0.00   223,433,996.15
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A        84751PAA 7      916.29071177   16.93178762    1.14073374     18.07252136          899.35892415       A          1.450000 %
M1       84751PAC3     1,000.00000000    0.00000000    1.63989596      1.63989596        1,000.00000000       M1         1.910000 %
M2       84751PAD1     1,000.00000000    0.00000000    2.45555113      2.45555113        1,000.00000000       M2         2.860000 %
B1       84751PAE9     1,000.00000000    0.00000000    2.88484426      2.88484426        1,000.00000000       B1         3.360000 %
B2       84751PAF6     1,000.00000000    0.00000000    2.88484426      2.88484426        1,000.00000000       B2         3.360000 %
R        84751PAG4         0.00000000    0.00000000    0.00000000      0.00000000            0.00000000       R          1.450000 %
TOTALS                   929.89309000   14.18036632    5.85496608     20.03533240          915.71272368

S        84751PAB5       929.89309000    0.00000000    0.15967834      0.15967834          915.71272368       S          0.200000 %
---------------------------------------------------------------------------------------------------------   ----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                              Rebekah S. Pappachen
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                               Tel: (212) 623-4469
                               Fax: 212) 623-5858
                       Email: rebekah.pappachen@chase.com



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Section 4.05(a)(i)            Scheduled Principal                                                               183,951.47
                              Principal Prepayments                                                           3,276,059.33
                              Repurchased Principal                                                                   0.00
                              Extra Principal Distribution Amount                                                     0.00
                              Prepayment Penalties                                                               86,850.06

Section 4.05(a)(v)            Total Beginning Number of Loans                                                        1,567
                              Total Ending Number of Loans                                                           1,546
                              Total Ending Collateral Balance                                               223,433,996.83

Section 4.05(a)               O/C Amount
                        (Please note that Overcollateralization will not occur prior to October of 2003)              0.68
                              Targeted O/C Amount                                                                   0.00
                              O/C Deficiency Amount                                                                 0.00
                              O/C Release Amount                                                                    0.00
                              Monthly Excess Interest                                                       1,019,513.36
                              Monthly Excess Cash Flow Amount                                               1,019,513.36

Section 4.05(a)(vi)           Servicing Fee                                                                    94,372.21

Section 4.05(a)(viii)         Current Advances                                                                431,137.85

Section 4.05(a)(ix)           Cumulative Realized Loss Amount                                                       0.00

Section 4.05(a)(ix)           Cumulative Class A Applied Realized Loss Amount                                       0.00
                              Cumulative Class M1 Applied Realized Loss Amount                                      0.00
                              Cumulative Class M2 Applied Realized Loss Amount                                      0.00
                              Cumulative Class B1 Applied Realized Loss Amount                                      0.00
                              Cumulative Class B2 Applied Realized Loss Amount                                      0.00

Section 4.05(a)(x)            Current Realized Loss Amount                                                          0.00

Section 4.05(a)(x)            Current Class A Applied Realized Loss Amount                                          0.00
                              Current Class M1 Applied Realized Loss Amount                                         0.00
                              Current Class M2 Applied Realized Loss Amount                                         0.00
                              Current Class B1 Applied Realized Loss Amount                                         0.00
                              Current Class B2 Applied Realized Loss Amount                                         0.00

Section 4.05(a)(xi)           Loans Delinquent
                                      Group 1
                                                                                Principal
                                     Category              Number                Balance               Percentage
                                     1 Month                        45             6,239,281.17                  2.79 %
                                     2 Month                        10             1,099,892.00                  0.49 %
                                     3 Month                        34             3,997,833.83                  1.79 %
                                      Total                         89            11,337,007.00                  5.07 %

                                     Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                  Loans in Foreclosure
                                      Group 1
                                                           Principal
                                      Number               Balance                Percentage
                                               15            1,618,227.83                  0.72 %

Section 4.05(a)(xi)                  Loans in Bankruptcy
                                      Group 1
                                                           Principal
                                      Number               Balance                Percentage
                                                7              695,471.89                  0.31 %

Section 4.05(a)(xiii)                Loans in REO
                                      Group 1
                                                           Principal
                                      Number               Balance                Percentage
                                                1               39,762.90                  0.02 %
Section 4.05(a)(xv)           Trigger Event Occurrence                                                                     NO

                              Rolling 3 Month Prior Delinquency Percentage                                           2.2694 %

                              Cumulative Realized Losses as a Percentage of Original Collateral Balance              0.0000 %

Section 4.05(a)(xvi)          Class A Interest Carryforward Amount                                                       0.00
                              Class S Interest Carryforward Amount                                                       0.00
                              Class M1 Interest Carryforward Amount                                                      0.00
                              Class M2 Interest Carryforward Amount                                                      0.00
                              Class B1 Interest Carryforward Amount                                                      0.00
                              Class B2 Interest Carryforward Amount                                                      0.00
                              Class R Interest Carryforward Amount                                                       0.00

Section 4.05(a)(xvii)         Class A Interest Carryover Amount Paid                                                     0.00
                              Class S Interest Carryover Amount Paid                                                     0.00
                              Class M1 Interest Carryover Amount Paid                                                    0.00
                              Class M2 Interest Carryover Amount Paid                                                    0.00
                              Class B1 Interest Carryover Amount Paid                                                    0.00
                              Class B2 Interest Carryover Amount Paid                                                    0.00
                              Class R Interest Carryover Amount Paid                                                     0.00

Section 4.05(a)(xviii)        Repurchased Principal                                                                      0.00

Section 4.05(a)(xx)           Credit Risk Manager Fee Paid                                                           2,836.18

Section 4.05(a)               Weighted Average Mortgage Rate for All Loans                                             7.83 %
                              Weighted Average Term to Maturity                                                           343

Section 4.05(a)               Total Class Interest Accrual Relief Act Reduction                                      1,062.99
                              Class A Interest Accrual Relief Act Reduction                                            686.01
                              Class S Interest Accrual Relief Act Reduction                                            114.66
                              Class M1 Interest Accrual Relief Act Reduction                                            76.54
                              Class M2 Interest Accrual Relief Act Reduction                                            92.57
                              Class B1 Interest Accrual Relief Act Reduction                                            62.14
                              Class B2 Interest Accrual Relief Act Reduction                                            31.07
                              Class R Interest Accrual Relief Act Reduction                                              0.00

Section 4.05(a)               Net Prepayment Interest Shortfalls                                                         0.00
                              Class A Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                              Class S Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                              Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                          0.00
                              Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                          0.00
                              Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                          0.00
                              Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                          0.00
                              Class R Interest Accrual Prepayment Interest Shortfall Reduction                           0.00

Section 4.05(a)               Class A Libor Carryover Amount                                                             0.00
                              Class A Unpaid Libor Carryover Amount                                                      0.00
                              Class M1 Libor Carryover Amount                                                            0.00
                              Class M1 Unpaid Libor Carryover Amount                                                     0.00
                              Class M2 Libor Carryover Amount                                                            0.00
                              Class M2 Unpaid Libor Carryover Amount                                                     0.00
                              Class B1 Libor Carryover Amount                                                            0.00
                              Class B1 Unpaid Libor Carryover Amount                                                     0.00
                              Class B2 Libor Carryover Amount                                                            0.00
                              Class B2 Unpaid Libor Carryover Amount                                                     0.00
                              Class R Libor Carryover Amount                                                             0.00
                              Class R Unpaid Libor Carryover Amount                                                      0.00

Section 4.05(a)               Available Funds                                                                    4,840,734.58
                              Interest Remittance Amount                                                         1,380,723.78
                              Principal Remittance Amount                                                        3,460,010.80

Sec 4.06(ii) Class C Distributable Amount                                                                        1,019,513.36

Interest Earnings on Certificate Account Paid to Seller                                                                415.81




                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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